UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 23, 2018

ZOOMPASS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-203997	30-0796392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Atlantic Ave. , Suite 201 Toronto, Ontario M6K1Y2
(Address of Principal Executive Offices) (Zip Code)

(416) 452-5254
 (Registrant's telephone number, including area code)
N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Effective March 23, 2018 (the "Closing Date"), Zoompass Holdings, Inc.'s (the "Company") Canadian operating subsidiary, Zoompass, Inc., entered into an Asset Purchase Agreement (the "Agreement") for the sale of its Prepaid Card Business ("Prepaid Business") to Fintech Holdings North America Inc., or its designee.  The aggregate purchase price of the Prepaid Business was $400,000.00 (the "Purchase Price payable as follows: i) CDN $200,000 in cash paid at Closing, ii) CDN $100,000 in cash payable 12 months post-Closing, and iii) CDN $100,000 in common shares of Fintech Holdings North America Inc. issued 12 months post-Closing. The Company retains all of its other assets, including all assets held at the U.S. parent level.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached here to as Exhibit 2.1 to this Current Report on Form 8-K.

In addition, effective March 23, 2018, the Company issued a promissory note to an accredited investor in the principal amount of up to $750,000.  Approximately $560,000 in principal has been funded as of the date hereof.  The note bears interest at 4% per annum and matures on December 31, 2018.  The note is secured by the assets of the Company, pursuant to the terms of a security agreement, and is convertible into shares of common stock of the Company as $0.01 per share if the note is not paid in full at the maturity date. The proceeds of the note will be used to pay existing debt of the company.

The above description of the note and securitity does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached here to as Exhibits 2.2 and 2.3 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 above, effective March 23, 2018, the Company's Canadian subsidiary entered into the Agreement which resulted in Fintech Holdings North America Inc. acquiring the Prepaid Business.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

Exhibit 2.1	Asset Purchase Agreement between , Zoompass, Inc., and Fintech Holdings North America Inc.

Exhibit 2.2	Form of Promissory Note

Exhibit 2.3	Form of Security Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOMPASS HOLDINGS, INC.
April 4, 2018	By: /s/ Rob Lee Rob Lee Chief Executive Officer